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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - SEPTEMBER 13, 2006


                                 ALLETE, INC.
             (Exact name of registrant as specified in its charter)

      MINNESOTA                    1-3548                      41-0418150
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation or
    organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check   the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 13, 2006, ALLETE, Inc. (ALLETE) accepted an offer from certain institutional buyers in the private placement market to purchase $60 million of ALLETE first mortgage bonds. When issued, on or about February 1, 2007, the bonds will carry an interest rate of 5.99% and will have a term of 20 years. ALLETE intends to use the proceeds from the bonds to retire $60 million in principal amount of First Mortgage Bonds, 7% Series due February 15, 2007.



                         ------------------------------


READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                    ALLETE Form 8-K dated September 18, 2006                   1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

     - ALLETE's ability to successfully implement its strategic objectives;
     - ALLETE's ability to manage expansion and integrate acquisitions;
     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the
       Public  Service  Commission  of  Wisconsin,   various  local  and  county
       regulators,  and city  administrators,  about  allowed  rates of  return, financings,  industry  and rate  structure,  acquisition  and disposal of
       assets  and   facilities,   real  estate   development,   operation   and
       construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
     - effects of restructuring initiatives in the electric industry;
     - economic and geographic factors, including political and economic risks;
     - changes  in  and  compliance  with  environmental  and  safety  laws  and policies;
     - weather conditions;
     - natural disasters and pandemic diseases;
     - war and acts of terrorism;
     - wholesale power market conditions;
     - ALLETE's ability to obtain viable real estate for development purposes;
     - population growth rates and demographic patterns;
     - the  effects  of  competition,   including  competition  for  retail  and
       wholesale customers;
     - pricing and transportation of commodities;
     - changes in tax rates or policies or in rates of inflation;
     - unanticipated project delays or changes in project costs;
     - unanticipated changes in operating expenses and capital expenditures;
     - global and domestic economic conditions;
     - ALLETE's ability to access capital markets;
     - changes in interest rates and the performance of the financial markets;
     - competition for economic expansion or development opportunities;
     - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Risk Factors" in Part I, Item 1A of ALLETE's 2005 Form 10-K and Part II, Item 1A of ALLETE's Quarterly Reports on Form 10-Q for 2006. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in its other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                   ALLETE Form 8-K dated September 18, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



September 18, 2006                              Mark A. Schober
                               -------------------------------------------------
                                                Mark A. Schober
                               Senior Vice President and Chief Financial Officer


                    ALLETE Form 8-K dated September 18, 2006                   3